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                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT, dated as of June 30, 1998, between APEX MACHINE TOOL COMPANY, INC. F/K/A APEX ACQUISITION CORPORATION, a Connecticut corporation (the "Guarantor"), and FLEET NATIONAL BANK, a national banking association (the "Lender").

     WHEREAS, EDAC TECHNOLOGIES CORPORATION (the "Borrower") has entered into a certain Revolving Loan and Security Agreement which has been amended and restated in its entirety by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, as amended by a certain Sixth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated July 31, 1995, as further amended by a certain Seventh Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of January 26, 1996, as further amended by a certain Eighth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of April 10, 1996, as further amended by a certain Ninth Amendment to Revolving Loan, Term Loan, Equipment Loan, Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated May 27, 1997 between Borrower and Lender, as further amended by a certain Tenth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated May 22, 1998 and as further amended by a certain Eleventh Amendment to Loan and Security Agreement, Modification of Notes and Reaffirmation of Guaranties of even date herewith (as amended and in effect from time to time, the "LOAN AGREEMENT"), subject to the terms and conditions contained therein has made and is to make loans to the Lender. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement; and

     WHEREAS, it is a condition precedent to the Lender's making any loans to the Borrower under the Loan Agreement that the Guarantor execute and deliver to the Lender a security agreement in substantially the form hereof; and

     WHEREAS, the Guarantor wishes to grant security interests in favor of the Lender as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Certain capitalized terms used herein have the meaning ascribed to them in Exhibit A hereof. All capitalized terms used herein but not defined in Exhibit A hereof or elsewhere in this Agreement shall have the respective meanings provided therefor in the Loan Agreement.


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     Section 2.   Grant of Security Interest.

            (1) The Guarantor hereby grants to the Lender, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Lender the properties, assets and rights of the Guarantor wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

                  All personal and fixture property of every kind and nature, including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments (including certificated securities), deposit accounts, security entitlements, investment property, and all general intangibles, including, without limitation, all uncertificated securities, tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Guarantor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Guarantor, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications and schematics.

            (2) Pursuant to the terms hereof, the Guarantor has endorsed, assigned and delivered to the Lender all negotiable or non-negotiable instruments (including certificated securities) and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Lender may have specified. In the event that the Guarantor shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments (including certificated securities) or chattel paper to be pledged by it hereunder, the Guarantor shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify. To the extent that any securities, certificated or uncertificated, are subject to book-entry transfer procedures, such securities have been or, in the case of book-entry securities hereafter acquired by the Guarantor, will at the time of such acquisition be, duly transferred to the account of the Lender or one or more nominees of the Lender with such book-entry facility or other appropriate financial intermediary, with the Lender having at all times the right to obtain definitive certificates (in the Lender's name or in the name of one or more nominees of the Lender) where the issuer customarily or otherwise issues certificates, all to be held as Collateral hereunder. The Guarantor hereby acknowledges that the Lender may, in its discretion, appoint one or more financial institutions to act as the Lender's agent in holding in custodial account instruments in which the Lender is granted a security interest hereunder, including, without limitation, certificates of deposit and other instruments evidencing short-term obligations. Notwithstanding anything to the contrary contained in this Section 2.(b), so long as no Event of Default shall have occurred and be continuing, the Guarantor may retain for


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collection in the ordinary course of business any Instruments received by it in the ordinary course of business.

     Section 3. Title to Collateral, Etc. The Guarantor is the owner of the Collateral free from any adverse lien, security interest or other encumbrance, except for this Agreement, other liens permitted by the Loan Agreement and a lien on certain pieces of equipment in favor of the State of Connecticut as previously disclosed to Lender (the "State Lien"). None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

     Section 4. Continuous Perfection. The Guarantor's place of business or, if more than one, chief executive office is indicated on the Certificate by Officers completed by Guarantor and delivered to the Lender on the date hereof. The Guarantor will not change the same, or the name, identity or corporate structure of the Guarantor in any manner, without providing at least thirty
(30) days prior written notice to the Lender, and if required by Lender, delivering an opinion of counsel with respect thereto, in accordance with this
Section 4. In each case, the opinion of counsel required by this Section 4 shall be provided at Guarantor's sole cost and expense, shall be an opinion of counsel acceptable to the Lender, shall be satisfactory in form and substance to the Lender, and shall be to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect Lender's security interest in the Collateral against all creditors of and purchasers from the Guarantor, for a period specified in such opinion, have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

     Section 5. No Liens. Except for (a) the security interest granted herein, (b) as permitted in the Loan Agreement and (c) the State Lien, the Guarantor shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Guarantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender. The Guarantor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Lender.

     Section 6. No Transfers. The Guarantor will not sell, offer to sell, lease or otherwise transfer the Collateral or any interest therein except for
(a) sales and leases of inventory and licenses of general intangibles in the ordinary course of business and (b) sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices.

     Section 7. Insurance. The Guarantor will maintain insurance as required by Borrower for its assets in of the Loan Agreement.




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     Section 8.   Accounts.

            (1) As of the time when each of its Accounts arises, the Guarantor shall be deemed to have represented and warranted that such Accounts and all records, papers and documents relating thereto (i) are genuine and in all respects what they purport to be, (ii) represent the legal, valid and binding obligation of the related Account Debtor evidencing indebtedness unpaid and owed by such Account Debtor arising out of the sale or lease (or both) and delivery of the merchandise listed therein, (iii) will, except for the original or duplicate original invoice sent to a purchaser evidencing such purchaser's account, be the only original writings evidencing and embodying such obligation of the Account Debtor named therein, (d) constitute and evidence true and valid obligations, enforceable in accordance with their respective terms, not subject to the fulfillment of any contract or condition whatsoever or to any defenses, setoffs or counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business), or stamp or other taxes, and (e) are in all material respects in compliance and conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction;

            (2) The Guarantor shall keep and maintain at its own cost and expense satisfactory and complete records of each Account for at least five years (with the exception of sales slips which shall be retained for at least six months) from the date on which such Account comes into existence, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and the Guarantor shall make the same available to the Lender for inspection, at the Guarantor's sole cost and expense, in the same manner required in the Loan Agreement by the Guarantor. Upon the occurrence and during the continuance of an Event of Default, the Guarantor shall, at its own cost and expense, deliver all tangible evidence of Accounts (including all documents evidencing Accounts) and such books and records to the Lender or to its representatives (copies of which evidence and books and records may be retained by the Guarantor) at any time upon the Lender's demand. Upon the occurrence and during the continuance of Event of Default, the Lender may transfer a full and complete copy of the Guarantor's books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Accounts or the Lender's security interest therein without the consent of the Guarantor;

            (3) The Guarantor shall legend, in form and manner satisfactory to the Lender, the Accounts and other books, records and documents of the Guarantor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Lender and that the Lender has a security interest therein.

            (4) The Guarantor shall use all commercially reasonable efforts to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Lender if an Event of Default shall have occurred and be continuing, the Guarantor


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may in the ordinary course of business (to the extent consistent with its historical collection practices) allow as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Guarantor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by the Guarantor or the Lender, shall be borne by the Guarantor.

            (5) If at any time Guarantor shall take and perfect a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, the Guarantor shall promptly assign such security interest to the Lender. Such Assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transference from the Account Debtor or other person granting the security interest.

     Section 9. Equipment. The Guarantor shall not permit any Equipment to become a fixture to real estate or accession to other personal property unless the Lender shall have a first priority Lien thereon.

     Section 10. Maintenance of Collateral; Compliance with Law. The Guarantor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Lender, or its designee, may inspect the Collateral at any reasonable time, wherever located. The Guarantor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement. The Guarantor has at all times operated, and the Guarantor will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards, as amended.

     Section 11.  Collateral Protection Expenses; Preservation of Collateral.

            (1) In its discretion, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Guarantor agrees to reimburse the Lender on demand for any and all expenditures so made. The Lender shall have no obligation to the Guarantor to make any such expenditures, nor shall the making thereof relieve the Guarantor of any default.

            (2) Anything herein to the contrary notwithstanding, the Guarantor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Guarantor thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Guarantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or



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agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times. The Lender's sole duty with respect to the custody, safe-keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State of Connecticut or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

     Section 12. Securities and Deposits. The Lender may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it on the Obligations. Whether or not Obligations are due, the Lender may demand, sue for, collect, or make any settlement or compromise it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Lender to the Guarantor may at any time be applied to or set off against any of the Obligations.

     Section 13. Notification to Account Debtors and Other Obligors. If an Event of Default shall have occurred and be continuing, the Guarantor shall, at the request of the Lender, notify account debtors on accounts, chattel paper and general intangibles of the Guarantor and obligors on instruments for which the Guarantor is an obligee of the security interest of the Lender in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender's agent therefor, and the Lender may itself, without notice to or demand upon the Guarantor, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, the Guarantor shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Guarantor as trustee for the Lender without commingling the same with other funds of the Guarantor and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Lender to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

     Section 14. Further Assurances. The Guarantor, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, assignments, documents, agreements and instruments as the Lender may require more completely to vest in and assure to the Lender its rights hereunder or in any of the Collateral, including, without limitation (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (b) obtaining governmental and other third party consents and approvals, (c) obtaining waivers from mortgagees and landlords, and (d) taking all actions required by
Article 8 or "Revised Article 8", of the Uniform Commercial Code, as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities. To the extent permitted by applicable law, the Guarantor hereby authorizes the Lender to execute and file financing statements or continuation statements without the Guarantor's signature appearing thereon. The Guarantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a


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financing statement is sufficient as a financing statement. The Guarantor shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements.

     Section 15.  Power of Attorney.

            (1) The Guarantor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Guarantor or in the Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Guarantor, without notice to or assent by the Guarantor upon the occurrence of an Event of Default or a Default (as defined in the Loan Agreement), to do the following:

                  (1) to receive, open and dispose of all mail addressed to Guarantor, to notify the Post Office authorities to change the address for delivery of mail addressed to Guarantor to such address as Lender may designate; to endorse the name of Guarantor on any notes, acceptances, checks, drafts money orders, instruments or other evidence of payment or proceeds of the Collateral that may come into Lender's possession; to sign the name of Guarantor on any invoices, bills of lading, documents, drafts against and notices (which also may direct, among other things, that payment be made directly to Lender) to Account Debtors or obligors of Guarantor, assignments and requests for verification of Accounts; to execute proofs of claim and loss; to execute any endorsements, schedules, assignments, or other instruments of conveyance or transfer, to adjust and compromise any claims under insurance policies; to execute releases;

                  (2) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State of Connecticut and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do at the Guarantor's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Guarantor might do, including, without limitation (A) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with



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                       respect to trademarks, copyrights and patentable
                       inventions and processes, (B) upon written notice to the Guarantor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Lender so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities, and (C) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                  (3) to file such financing statements with respect hereto, with or without the Guarantor's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in the Guarantor's name such financing statements and continuation statements which may require the Guarantor's signature;

                  (4) to do all other acts and things necessary and advisable in the sole discretion of Lender to carry out and enforce this Agreement.

            (2) To the extent permitted by law, the Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

            (3) The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Guarantor for any act or failure to act, except for the Lender's own gross negligence or willful misconduct.

     Section 16.  Remedies.

            (1) If an Event of Default shall have occurred and be continuing, the Lender may, without notice or demand to the Guarantor, declare this Agreement to be in default, and the Lender shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Guarantor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Lender may in its discretion require the Guarantor to assemble all or any part of the Collateral at such location or locations within the state(s) of the Guarantor's principal office(s) or at such other locations as the Lender may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type

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customarily sold on a recognized market, the Lender shall give to the Guarantor at least five (5) business days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Guarantor hereby acknowledges that five (5) business days prior written notice of such sale or sales shall be reasonable notice. In addition, the Guarantor waives any and all rights that it may have to judicial hearing in advance of the enforcement of any of the Lender's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and exercise its rights with respect thereto.

            (2) Without limiting the generality of the foregoing, the Guarantor agrees that the Lender shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. The Lender shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Guarantor, and Guarantor hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and appraisal that Guarantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

            (3) Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon notice. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Lender shall be free to carry out such sale pursuant to such agreement and (c) no Guarantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Lender shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion


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thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 16 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) (or any successor thereto) of the Uniform Commercial Code as in effect in the State of Connecticut or its equivalent in other jurisdictions.

     Section 17. No Waiver, Etc. The Guarantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Guarantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. The Lender shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.
All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successfully or concurrently at such time or at such times as the Lender deems expedient.

     Section 18. Marshaling. The Lender shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Guarantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Lender's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Guarantor hereby irrevocably waives the benefits of all such laws.

     Section 19. Proceeds of Dispositions; Expenses. The Guarantor shall pay to the Lender on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) (or any successor thereto) of the Uniform Commercial Code of the State of Connecticut, any excess shall be returned to the Guarantor, and the Guarantor shall remain liable for any deficiency in the payment of the Obligations.

     Section 20. Overdue Amounts. Until paid, all amounts due and payable by the Guarantor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.

     Section 21. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT. The Guarantor agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of Connecticut or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 10.2 of the Loan Agreement. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     Section 22. Prejudgment Remedies. THE GUARANTOR AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES WITH RESPECT TO ALL RIGHTS OF CREDITORS TO PROPERTY UNDER CONNECTICUT LAW, ANY RIGHT TO A NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER, AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF THE WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, GUARANTOR HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS AGREEMENT AND ANY AND ALL NOTICES OF A LIKE NATURE.

     Section 23. Waiver of Jury Trial. GUARANTOR HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH

RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF DEBTOR'S CONSENT TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. Except as prohibited by law, the Guarantor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or any damages other than, or in addition to, actual damages. The Guarantor (a) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers, and (b) acknowledges that, in entering into the Loan Agreement and the other Loan Documents to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this Section 23.

     Section 24. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given in the same manner as provided in the Loan Agreement for the Borrower.

     Section 25. Security Interest Absolute. All rights of the Lender hereunder, the security interest granted herein and all obligations of the Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Loan Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or nonperfection of any of the Collateral or any other collateral, or any release or amendment or waiver of or consent to or departure from any Guarantee, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of Guarantor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all of the Obligations).

     Section 26. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Guarantor and its respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Guarantor acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Guarantor has caused this Agreement to be duly executed as of the date first above written.


                                         APEX MACHINE TOOL COMPANY, INC. f/k/a
                                         APEX ACQUISITION CORPORATION


                                         By: /s/ Ronald G. Popolizio
                                            ----------------------------------
                                                 Its Vice President



                                         FLEET NATIONAL BANK


                                         By: /s/ Edgar Ezerins
                                            ----------------------------------
                                                 Edgar Ezerins
                                                 Its Vice President

                                   SCHEDULE I

                             COLLATERAL DESCRIPTION

     References herein to the (i) "Security Agreement" shall mean the Security Agreement dated as of June 30, 1998 between Apex Machine Tool Company, Inc. f/k/a Apex Acquisition Corporation ("Debtor") and Fleet National Bank, and (ii) "UCC" shall mean the Uniform Commercial Code as in effect in the State of Connecticut or its equivalent in other jurisdictions.

     All of the Debtor's right, title and interest in and to the following property, whether now owned or existing or hereafter arising or acquired and regardless of where located (such property being referred to collectively as the "Collateral"):

            (1) Accounts. All "accounts" (as defined in the UCC) now owned or hereafter acquired by the Debtor, and all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Debtor arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Debtor's rights in, to and under all purchase order for goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Debtor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Debtor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing;

            (2) Books and Records. All books and records (including), without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of the Debtor pertaining to any of the Collateral;

            (3) Capital Stock. All of the Debtor's right, title and interest in the capital stock of any corporation, now owned or hereafter acquired, by Debtor, and all income and profits thereon, and all dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing;

            (4) Chattel Paper. All "chattel paper" (as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Debtor;

            (5) Copyrights. All copyrights, whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Copyright Office or in any similar office or agency of the United States, and all renewals thereof;

            (6) Documents. All "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Debtor;

            (7) Equipment. All "equipment" (as defined in the UCC) now owned or hereafter acquired by the Debtor (excluding motor vehicles), including without limitation, all of Debtor's now owned or hereafter acquired machinery, equipment, furniture, furnishings, fixtures and all tangible personal property similar to any of the foregoing, including, without limitation, fixtures, together with tools, machine parts, aircraft and motor vehicles of every kind and description, all supplies used or consumed in the operation of any of the above items, and all improvements, accessions or appurtenances thereto, and any proceeds, including insurance proceeds, thereof;

            (8) General Intangibles. All "general intangibles" (as defined in the UCC), now owned or hereafter acquired by the Debtor, including, without limitation, (i) all obligations or indebtedness owing to the Debtor (other than Accounts) from whatever source arising, (ii) all licenses, patents, patent licenses, trademarks, trademark licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights and permits,
(iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of Guarantor or of any ERISA Affiliate. As used herein, "ERISA Affiliate" means any trade or business (whether or not incorporated) which is a member of a group of which Guarantor is a member or which is under common control with the Guarantor within the meaning of Section 414 of the Internal Revenue Code of 1986, as the same may be amended from time to time, and the regulations promulgated and rulings issued thereunder.

            (9) Instruments. All "instruments" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Debtor;

            (10) Inventory. All "inventory" (as defined in the UCC), now owned or hereafter acquired by the Debtor, wherever located, including, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto;

            (11) Security Entitlements; Investment Property. All "security entitlements" and all "investment property" (each as defined in the UCC) now owned or hereafter acquired by the Debtor, wherever located.

            (12) Proceeds. All proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including without limitation all licenses, permits, authorizations, and applications, all claims of the Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising;

            (13) Trademarks. All of the following: (i) all trademarks, trade names, corporate names, company names, business names, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and (ii) all extensions or renewals thereof;

            (14) Trademark License. All written agreements now or hereafter in existence granting to the Debtor any right to use any Trademark.

                                  EXHIBIT A


     As used in this Security Agreement, the following terms shall have the respective meanings ascribed to them below:

     "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Guarantor, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Guarantor arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Guarantor's rights in, to and under all purchase order for goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Guarantor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Guarantor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

     "Account Debtor" means any person who is or who may become obligated to Guarantor under, with respect to or on an Account.

     "Chattel Paper" means all "chattel paper" (as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Debtor;

     "Collateral" has the meaning set forth in Section 2.

     "Copyrights" means (a) all copyrights, whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Copyright Office or in any similar office or agency of the United States and (b) all renewals thereof.

     "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Guarantor.

     "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Guarantor (excluding motor vehicles), including without limitation, all of Guarantor's now owned or hereafter acquired machinery, equipment, furniture, furnishings, fixtures and all tangible personal property similar to any of the foregoing, including, without limitation, fixtures, together with tools, machine parts, aircraft and motor vehicles of every kind and description, all supplies used or consumed in the operation of any of the above items, and all improvements, accessions or appurtenances thereto, and any proceeds, including insurance proceeds, thereof.

     "General Intangibles" means all "general intangibles" (as defined in the UCC), now owned or hereafter acquired by the Guarantor, including, without limitation, (i) all obligations or indebtedness owing to the Guarantor (other than Accounts) from whatever source arising, (ii) all licenses, patents, patent licenses, trademarks, trademark licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights and permits,
(iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the Controlled Group.

     "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Guarantor.

     "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Guarantor, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any commingled therewith or added thereto.

     "Obligations" means the obligations secured under this Agreement including
(a) all obligations of the Guarantor under or in respect of the Loan Agreement, including its obligations in respect of principal of and interest on any Revolving Advance under, or any Notes issued pursuant to, the Loan Agreement, and all other amounts payable under the Loan Agreement, (b) all other amounts payable by the Guarantor hereunder or under any other Loan Document, (c) all interest on the Obligations listed in the foregoing clauses (a), and (b) and
(c), including without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Guarantor or any other Loan Party, or which would accrue but for the commencement of such case, proceeding or other action, whether or not allowed or allowable as a claim in any such proceeding and (d) any renewals or extensions, replacements, modifications, substitutions, amendments and restatements of any of the foregoing

     "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including without limitation all licenses, permits, authorizations, and applications, all claims of the Guarantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

     "Trademarks" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and (ii) all extensions or renewals thereof.

     "Trademark License" means any written agreement now or hereafter in existence granting to the Guarantor any right to use any Trademark.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Connecticut; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Connecticut, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.















                                     A-3